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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 4, 2002


                             NEW VALLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-2493                                         13-5482050
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


100 S.E. SECOND STREET, MIAMI, FLORIDA                                 33131
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)


                                 (305) 579-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

         On December 4, 2002, New Valley Corporation issued a press release announcing that it had signed a definitive agreement to purchase two office buildings in Princeton, N.J. A copy of the press release is included as an exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits.

         The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.


                                  EXHIBIT INDEX

10.1 Purchase and Sale Agreement, dated as of November 27, 2002, between 100 College Road, LLC, as Seller, and New Valley Corporation, as Purchaser.

99.1     Press Release, dated December 4, 2002.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NEW VALLEY CORPORATION



                                             By: /s/ J. BRYANT KIRKLAND III
                                             ------------------------------
                                             J. Bryant Kirkland III
                                             Vice President, Treasurer and
                                             Chief Financial Officer




Date:  December 5, 2002







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